UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2013
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-4777
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Key members of the management team of Hi-Crush Partners LP (“Hi-Crush” or the “Partnership”) will be presenting information as indicated and included in Exhibit 99.1 to this Current Report on Form 8-K at Hi-Crush’s Investor and Analyst Day event on November 19, 2013.  Interested parties will be able to access the webcast of the Investor and Analyst Day live and in replay for approximately 30 days by logging onto Hi-Crush’s website at www.hicrushpartners.com in the Investors-Event Calendar and Presentations section.  A copy of the presentation will also be available on the Partnership’s website at www.hicrushpartners.com in the Investors-Event Calendar and Presentations section.

The information in this Current Report on Form 8-K, including the presentation slides attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

By furnishing this Current Report on Form 8-K and furnishing this information, Hi-Crush makes no admission as to the materiality of any information in this Current Report on Form 8-K. The information contained in the presentation slides is summary information that is intended to be considered in the context of Hi-Crush’s filings with the Securities and Exchange Commission (the “SEC) and other public announcements that Hi-Crush makes, by press release or otherwise, from time to time. Hi-Crush undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Presentation slides, dated November 19, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: November 19, 2013	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Presentation slides, dated November 19, 2013